CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sign Media Systems, Inc. (the “Company”) on Form 10-QSB/A for the quarter ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio F. Uccello, III, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2005

/s/ Antonio F. Uccello, III
      Antonio F. Uccello, III
      Chief Executive Officer and
      Chief Financial Officer